TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective as of May 1, 2024, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Information concerning the portfolio.

The portfolio will reduce its management fee schedule, as described immediately below. Also, as described later in this supplement, the sub-advisory fee schedule for one of the portfolio’s sub-advisers and the expense cap of each share class of the portfolio will be reduced.

MANAGEMENT FEE REDUCTION:

Effective as of May 1, 2024, Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $100 million	0.775%
Over $100 million up to $350 million	0.755%
Over $350 million up to $500 million	0.735%
Over $500 million up to $750 million	0.725%
Over $750 million up to $1 billion	0.715%
Over $1 billion up to $1.5 billion	0.69%
Over $1.5 billion up to $2 billion	0.68%
In excess of $2 billion	0.67%

For the fiscal year ended December 31, 2023, the portfolio paid TAM a management fee of 0.78% of average daily net assets. If the new management fee schedule had been in effect, the portfolio would have paid TAM a management fee of 0.75% of average daily net assets for the fiscal year.

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The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Small/Mid Cap Value VP: Effective May 1, 2024, the management fee is 0.775% of the first $100 million; 0.755% over $100 million up to $350 million; 0.735% over $350 million up to $500 million; 0.725% over $500 million up to $750 million; 0.715% over $750 million up to $1 billion; 0.69% over $1 billion up to $1.5 billion; 0.68% over $1.5 billion up to $2 billion; and 0.67% in excess of $2 billion in average daily net assets. Prior to May 1, 2024, the management fee was 0.79% of the first $100 million; 0.78% over $100 million up to $350 million; 0.77% over $350 million up to $500 million; 0.75% over $500 million up to $750 million; 0.745% over $750 million up to $1 billion; 0.69% over $1 billion up to $1.5 billion; 0.68% over $1.5 billion up to $2 billion; and 0.67% in excess of $2 billion in average daily net assets.

MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Small/Mid Cap Value VP	0.775% of the first $100 million
0.755% over $100 million up to $350 million
0.735% over $350 million up to $500 million
0.725% over $500 million up to $750 million
0.715% over $750 million up to $1 billion
0.69% over $1 billion up to $1.5 billion
0.68% over $1.5 billion up to $2 billion
0.67% in excess of $2 billion

SUB-ADVISORY FEES:

Effective as of May 1, 2024, Thompson, Siegel & Walmsley LLC will receive monthly compensation from TAM at the annual rate of a specified percentage indicated of the applicable portfolios’ average daily net assets:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica Small/Mid Cap Value VP	Thompson, Siegel &Walmsley LLC*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion

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The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica TS&W Mid Cap Value Opportunities VP; the portion of the assets of Transamerica Small/Mid Cap Value VP that are sub-advised by Thompson, Siegel &Walmsley LLC (“TSW”); Transamerica Mid Cap Value Opportunities; and the portion of the assets of Transamerica Small/Mid Cap Value that are sub-advised by TSW. Effective May 1, 2024, the sub-adviser will agree to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

EXPENSE LIMITATION:

Effective as of May 1, 2024, the following contractual expense caps will apply to the applicable share classes of the portfolio:

Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica Small/Mid Cap Value VP	0.83%	1.08%	May 1, 2025

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Investors Should Retain this Supplement for Future Reference

January 12, 2024